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                                                                   Page 11 of 12

                                    Exhibit 1

                             JOINT FILING AGREEMENT

Pursuant to Rule 13d-1(k)(1) under the Securities Exchange Act of 1934, as amended, the undersigned hereby agree, as of December 9, 2005, that only one statement containing the information required by Schedule 13G, and each amendment thereto, need be filed with respect to the ownership by each of the undersigned of shares of common stock of CPI Aerostructures, Inc., and such statement to which this Joint Filing Agreement is attached as Exhibit 1 is filed on behalf of each of the undersigned.

                                            MIDWOOD CAPITAL PARTNERS, L.P.

                                            By: Midwood Capital Management LLC
                                                  General Partner

                                            By: /s/ David E. Cohen
                                            ------------------------------------
                                            David E. Cohen
                                            Manager

                                            MIDWOOD CAPITAL PARTNERS QP, L.P.

                                            By: Midwood Capital Management LLC
                                                  General Partner

                                            By: /s/ David E. Cohen
                                            ------------------------------------
                                            David E. Cohen
                                            Manager

                                            MIDWOOD CAPITAL MANAGEMENT, LLC

                                            By: /s/ David E. Cohen
                                            ------------------------------------
                                            David E. Cohen
                                            Manager

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                                                                   Page 12 of 12

                                            DAVID E. COHEN

                                            /s/ David E. Cohen
                                            ------------------------------------
                                            David E. Cohen

                                            ROSS D. DEMONT

                                            /s/ Ross D. DeMont
                                            ------------------------------------
                                            Ross D. DeMont